CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying Annual Report on Form 10-KSB/A Amendment No. 1 of Fuego Entertainment, Inc. for the year ended May 31, 2007, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Annual Report on Form 10-KSB/A Amendment No. 1 of Fuego Entertainment, Inc. for the year ended May 31, 2007 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Annual Report on Form 10-KSB/A Amendment No. 1 for the year ended May 31, 2007, fairly presents in all material respects, the financial condition and results of operations of Fuego Entertainment, Inc.

By:	/s/ Hugo M. Cancio
Name:	Hugo M. Cancio
Title:	Principal Executive Officer, Principal Financial Officer and Director
Date:	September 19, 2007
By:	/s/ Hugo M. Cancio
Name:	Hugo M. Cancio
Title:	Principal Financial Officer
Date:	September 19, 2007